UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 14, 2004

(Date of Earliest Event Reported: July 1, 2004)

MTC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49890	02-0593816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4032 Linden Avenue, Dayton, Ohio	45432
(Address Of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area Code: (937) 252-9199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and restates Item 7 (now renumbered as Item 9.01) Financial Statements and Exhibits, of the Current Report of MTC Technologies, Inc. (“MTC” or the “Registrant”) on Form 8-K filed with the Securities and Exchange Commission on July 14, 2004 to include the historical financial statements of Command Technologies, Inc. (“CTI”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to MTC’s acquisition of CTI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Audited financial statements of CTI for the years ended December 31, 2003 and 2002 and related Independent Auditor’s Report thereon are included as Exhibit 99.3 of this Current Report on Form 8-K/A and are incorporated herein by reference.

The Unaudited Condensed Balance Sheet as of June 30, 2004, Unaudited Condensed Statements of Income and Cash Flows for the six months ended June 30, 2004 and 2003 and Note to the Unaudited Condensed Financial Statements for CTI are included as Exhibit 99.4 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	PRO FORMA FINANCIAL INFORMATION.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004, the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2003 and for the six months ended June 30, 2004 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements are included as Exhibit 99.5 of this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	EXHIBITS.

2.1	Stock Purchase Agreement by and among MTC Technologies, Inc., an Ohio corporation, MTC Technologies, Inc., a Delaware corporation, and the Command Technologies, Inc. Employee Stock Ownership Plan (1) (incorporated by reference to Exhibit 2.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on July 14, 2004).

99.1	Press Release dated June 29, 2004 (incorporated by reference to Exhibit 99.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on July 14, 2004).

99.2	Press Release dated July 1, 2004 (incorporated by reference to Exhibit 99.2 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on July 14, 2004).

99.3	Audited financial statements of Command Technologies, Inc. for the years ended December 31, 2003 and 2002.

99.4	Unaudited Condensed Balance Sheet as of June 30, 2004, Unaudited Condensed Statements of Income and Cash Flows for the six months ended June 30, 2004 and 2003 and Note to the Unaudited Condensed Financial Statements for Command Technologies, Inc.

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99.5	The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004, the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2003 and for the six months ended June 30, 2004, and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements for Command Technologies, Inc.

(1)	Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2004

MTC TECHNOLOGIES, INC.

By:	/s/ Michael Gearhardt
Michael Gearhardt
Chief Financial Officer

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EXHIBIT INDEX

EXHIBITS.

2.1	Stock Purchase Agreement by and among MTC Technologies, Inc., an Ohio corporation, MTC Technologies, Inc., a Delaware corporation, and the Command Technologies, Inc. Employee Stock Ownership Plan (1) (incorporated by reference to Exhibit 2.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on July 14, 2004).

99.1	Press Release dated June 29, 2004 (incorporated by reference to Exhibit 99.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on July 14, 2004).

99.2	Press Release dated July 1, 2004 (incorporated by reference to Exhibit 99.2 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on July 14, 2004).

99.3	Audited financial statements of Command Technologies, Inc. for the years ended December 31, 2003 and 2002.

99.4	Unaudited Condensed Balance Sheet as of June 30, 2004, Unaudited Condensed Statements of Income and Cash Flows for the six months ended June 30, 2004 and 2003 and Note to the Unaudited Condensed Financial Statements for Command Technologies, Inc.

99.5	The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004, the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 2003 and for the six months ended June 30, 2004, and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements for Command Technologies, Inc.

(1)	Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.